Exhibit 10(a)

PARTIAL RELEASE OF RECEIVABLES

This Partial Release of Receivables, dated as of March 11 2016 (this “Release”) is granted by BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent (as defined below) to ARROW ELECTRONICS FUNDING CORPORATION, a Delaware corporation (the “SPV”), ARROW ELECTRONICS, INC., a New York corporation (“Arrow”) and ARROW ENTERPRISE COMPUTING SOLUTIONS, INC., a Delaware corporation (“AECS”).

1. Reference to Transfer and Administration Agreement. Reference is made to that certain Transfer and Administration Agreement dated as of March 21, 2001 (as amended, restated, supplemented or otherwise modified on or prior to the date hereof, the “TAA”), by and among the SPV, Arrow, individually and as the initial Master Servicer, the Investors party thereto from time to time, the Funding Agents party thereto from time to time, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

2. Partial Release. The SPV has requested that the Administrative Agent release, and the Administrative Agent hereby releases, any and all interest it may have in the receivables owing by (a) ABC Services Inc as obligor, comprising account number 1253897 and account number 1254241-E, (b) Digital Information Services LLC as obligor, comprising account number 1253976 and account number 1253978-E, (c) DMD Data Systems Inc as obligor, comprising account number 1253982 and account number 1253986-E, (d) Innovative Information Solutions Inc as obligor, comprising account number 1253987 and account number
1253991-E, (e) Integrity Computing Solutions Inc as obligor, comprising account number 1253972 and account number 1253973-E, (f) iTech Solutions Group LLC as obligor, comprising account number 1254102 and account number 1254104-E, (g) Midland Information Systems Inc as obligor, comprising account number 1254005 and account number 1254006-E, (h) Patriot Technologies Inc as obligor, comprising account number 1254001 and account number 1254002- E, (i) Pro Logic Computer Systems Inc as obligor, comprising account number 1253998 and account number 1254261-E, (j) Softential Inc as obligor, comprising account number 1253996 and account number 1253997-E, (k) Vormittag Associates Inc DBA VAI as obligor, comprising account number 1254110 and account number 1254111-E, (l) Worldcom Exchange Inc as obligor, comprising account number 1254112 and account number 1254113-E, (m) Final Frontier Corporation as obligor, comprising account number 1254117 and account number 1254120-E, (n) Information Control Corporation as obligor, comprising account number 1254139 and account number 1254141-E, (o) Mercury Consulting Corporation as obligor, comprising account number 1254135 and account number 1254134-E, (p) E-Tech Services Com Inc as obligor, comprising account number 1254123 and account number 1254236-E, (q) Advanced Integrated Solutions Inc as obligor, comprising account number 1254126 and account number 1254125-E, (r) Alliance Technology Solutions LLC as obligor, comprising account number 1254127 and account number 1254128-E, (s) Associated Computer Systems LLC as obligor, comprising account number 1254129 and account number 1254130-E, (t) Computer Marketing Corporation as obligor, comprising account number 1254131 and account number 1254238-E, (u) Ex-Cel Solutions Incorporated as obligor, comprising account number 1254132 and account number 1254133-E, (v) Corus Group LLC as obligor, comprising account number 1231104 and account number 1244809-E, (w) E Tech Solutions Inc as obligor, comprising account number 1254136 and account number 1254137-E, (x) Software One Inc as obligor, comprising account number 1254176 and account number 1254175-E, (y) Capitalize Data Analytics LLC as obligor, comprising account number 1254179 and account number 1254180-E, (z) Champion Solutions Group Inc as obligor, comprising account number 1254193 and account number 1254192-E, (aa) Dimension Data North America Inc as obligor, comprising account number 1254203 and account number 1254197-E, (bb) KS2 Technologies Inc as obligor, comprising account number 1254225 and account number 1254223-E, (cc) Levi Ray & Shoup Inc as obligor, comprising account number 1254231 and account number 1254227-E, (dd) Reliaquest LLC as obligor, comprising account number 1254234 and account number 1254233- E, (ee) Sycomp A Technology Company as obligor, comprising account number 1231125 and account number 1231126-E, and (ff) Insight Enterprises Inc as obligor, comprising account number 1254263; in each case as identified as such on the systems of an Originator (collectively, the “Released Receivables”).

3. Representations and Warranties of the SPV and Arrow. To induce the Administrative Agent to enter into this Release, the SPV and Arrow each make the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Release) as of the date hereof and after giving effect to the release herein as of the date hereof:

A.
Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof, as though made on and as of such date after giving effect to this Release, except for representations and warranties made by the SPV or Arrow expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

B.	No Termination Event. After giving effect to this Release, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

4. Reliance. The Administrative Agent, on behalf of the Investors, acknowledges and agrees that Arrow may deliver this letter to IBM Credit LLC (“IBM Credit”) and that AECS and IBM Credit may rely on this letter in connection with the consummation of the transactions contemplated under that certain Agreement for the Purchase and Sale of Accounts Receivable dated September 24, 2013, between IBM Credit and AECS, as amended, modified, restated or supplemented from time to time (provided, that the receivables subject thereto may only be amended or modified upon the proper amendment of the definition of “Released Receivables” hereunder pursuant to paragraph 5 below).

5. General. The TAA is confirmed as being in full force and effect. This Release may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Release by telefacsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of a manually executed counterpart of this Release. The definition of the Released Receivables set forth herein may not be amended without the written consent of each of the parties hereto.

6.    GOVERNING LAW.    THIS RELEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank. Signature pages follow.]

Each of the undersigned has caused this Release to be executed and delivered by its duly authorized signatory.

BANK OF AMERICA, NATIONAL ASSOCIATION

By:     /s/Jose Ziz-Moncion, Vice President________

#48!8-4954-4494v            Signature Page to Partial Release of Receivables

ARROW ELECTRONICS FUNDING CORPORATION

By:    ___/s/Jason Monaco, Vice President and Treasurer_

ARROW ELECTRONICS, INC.

By:     /s/Jason Monaco, Vice President and Treasurer

ARROW ENTERPRISE COMPUTING SOLUTIONS, INC.

By:     /s/Jason Monaco, Vice President and Treasurer

#4818-4954-4494v4            Signature Page to Partial Release of Receivables